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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                    reported) July 26, 2006 (July 21, 2006)


                         WESTERN POWER & EQUIPMENT CORP.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-26230                  91-1688446
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)

                  6407-B N.E. 117th Avenue, Vancouver, WA 98662
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          (Address of principal executive offices, including zip code)

                                 (360) 253-2346
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              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations applicable to the mining industry, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission by Western Power & Equipment Corp. (the "Company"). All readers are encouraged to review this Current Report. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On July 21, 2006, the Company entered into a consulting agreement with Aries Equity Corp. for advice on a range of corporate, financial, and associated matters. Aries Equity Corp. will assist the Company in evaluating various alternatives for the Company in establishing appropriate financial, strategic, and institutional relationships. Under the terms of the contract, Aries Equity Corp. will receive 500,000 restricted shares of the Company as compensation. The contract is for a period of one year. Prior to the entry into the Letter of Intent, there was no material relationship between the Company and Aries Equity Corp.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(C)         Exhibits

4.1         Consulting Agreement

99.1        Press Release issued July 26, 2006
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 26, 2006

                                       WESTERN POWER & EQUIPMENT CORP.

                                       By:  /s/ C. Dean McLain
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                                       Name:  C. Dean McLain
                                       Title: President and Chief Executive
                                              Officer